SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 8, 2004

The Scotts Company

(Exact name of registrant as specified in its charter)

Ohio	1-11593	31-1414921
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

14111 Scottslawn Road, Marysville, OH 43041

(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code (937) 644-0011

Not Applicable

(Former name or former address, if changed since last report.)

ITEM 5. OTHER EVENTS

As previously reported in our Annual Report on Form 10-K for the fiscal year ended September 30, 2003, the Company substantially completed a refinancing of the former credit agreement and its $400 million 8 5/8% Senior Subordinated Notes in October, 2003. Note 24, “Financial Information for Subsidiary Guarantors and Non-Guarantors”, to our Consolidated Financial Statements included in our fiscal 2003 Form 10-K displayed the aggregation of subsidiary guarantors and non-guarantors as delineated under the indenture governing the 8 5/8% Senior Subordinated Notes which was in effect at September 30, 2003. We have revised Note 24 for inclusion in this Form 8-K to display the aggregation of subsidiary guarantors and non-guarantors as delineated under the new indenture governing the new 6 5/8% Senior Subordinated Notes which came into effect subsequent to September 30, 2003.

NOTE 24. FINANCIAL INFORMATION FOR SUBSIDIARY GUARANTORS AND NON-GUARANTORS

In October, 2003, The Scotts Company issued $200 million of 6 5/8% Series A Senior Subordinated Notes due November 15, 2013 (the “Original Notes”) to a group of initial purchasers who in turn resold the Original Notes under the provisions of Rule 144A and Regulation S under the Securities Act of 1933 (the “Securities Act”). In January 2004, The Scotts Company will file a Registration Statement on Form S-4 with the Securities and Exchange Commission pursuant to which The Scotts Company will offer to exchange the Original Notes for an equal principal amount of its 6 5/8% Series B Senior Subordinated Notes due November 15, 2013 which have been registered under the Securities Act (the “Exchange Notes”).

The Original Notes and the Exchange Notes (collectively, the “Notes”) are guaranteed by all of The Scotts Company’s existing and future domestic restricted subsidiaries, except for Custom Lawn Care Service, Inc., Sanford Scientific, Inc. and future domestic restricted subsidiaries which do not meet a materiality threshold set forth in the indenture governing the Notes. These subsidiary guarantors jointly and severally guarantee The Scotts Company’s obligations under the Notes.

The Notes and the subsidiary guarantees are full and unconditional general obligations of The Scotts Company and each subsidiary guarantor. The Notes and the subsidiary guarantees are senior subordinated obligations and are (1) subordinated in right of payment to all existing and future senior debt of The Scotts Company and the subsidiary guarantors except trade payables, (2) senior in right of payment to any future junior subordinated debt of The Scotts Company and the subsidiary guarantors and (3) equal in right of payment with The Scotts Company’s existing 8 5/8% senior subordinated notes due 2009.

The following information presents consolidating Statements of Operations and Statements of Cash Flows for the three years ended September 30, 2003 and consolidated Balance Sheets as of September 30, 2003 and 2002 displaying the aggregation of subsidiary guarantors and non-guarantors as delineated under the indenture governing the Notes. Separate audited financial statements of the individual subsidiary guarantors have not been provided because management does not believe they would be meaningful to investors.

The Scotts Company

Statement of Operations

for the fiscal year ended September 30, 2003

(in millions)

	Parent	Subsidiary Guarantors	Non- Guarantors	Eliminations		Consolidated
Net sales	$962.0	$526.5	$421.6	$		$1,910.1
Cost of sales	612.1	325.1	273.0			1,210.2
Restructuring and other charges	5.2		3.9			9.1

Gross profit	344.7	201.4	144.7			690.8
Gross commission earned from marketing agreement	43.4		2.5			45.9
Contribution expenses under marketing agreement	28.3					28.3

Net commission earned from marketing agreement	15.1		2.5			17.6
Advertising	68.7	7.3	21.7			97.7
Selling, general and administrative	232.5	45.0	94.9			372.4
Restructuring and other charges	2.7	0.8	4.5			8.0
Amortization of intangible assets	0.5	3.9	4.2			8.6
Equity (income) loss in subsidiaries	(100.1)				100.1
Intercompany allocations	(18.8)	6.0	12.8
Other income, net	(2.3)	(5.0)	(3.5)			(10.8)

Income (loss) from operations	176.6	143.4	12.6		(100.1)	232.5
Interest (income) expense	70.6	(15.4)	14.0			69.2

Income (loss) before income taxes	106.0	158.8	(1.4)		(100.1)	163.3
Income taxes	2.2	57.8	(0.5)			59.5

Income (loss) before cumulative effect of accounting change	103.8	101.0	(0.9)		(100.1)	103.8
Cumulative effect of change in accounting for intangible assets, net of tax

Net income (loss)	$103.8	$101.0	$(0.9)		$(100.1)	$103.8

The Scotts Company

Statement of Cash Flows

for the fiscal year ended September 30, 2003

(in millions)

	Parent	Subsidiary Guarantors	Non- Guarantors	Eliminations		Consolidated
CASH FLOWS FROM OPERATING ACTIVITIES
Net income (loss)	$103.8	$101.0	$(0.9)		$(100.1)	$103.8
Adjustments to reconcile net income (loss) to net cash provided by operating activities:
Cumulative effect of change in accounting for intangible assets, pre-tax
Stock-based compensation expense	4.8					4.8
Depreciation	25.3	10.7	4.3			40.3
Amortization	3.8	3.9	4.2			11.9
Deferred taxes	48.3					48.3
Equity income in subsidiaries	(100.1)				100.1
Restructuring and other charges
Changes in assets and liabilities, net of acquired businesses:
Accounts receivable	(6.0)	(12.7)	(15.3)			(34.0)
Inventories	2.1	(7.5)	0.1			(5.3)
Prepaid and other current assets	0.8	0.4	(1.1)			0.1
Accounts payable	10.1	10.0	23.7			43.8
Accrued taxes and liabilities	(0.5)	(2.2)	2.1			(0.6)
Restructuring reserves	(4.0)		(3.1)			(7.1)
Other assets	(3.9)	0.6	7.0			3.7
Other liabilities	8.7	(1.3)	(10.8)			(3.4)
Other, net	12.4		(0.7)			11.7

Net cash provided by operating activities	105.6	102.9	9.5			218.0

CASH FLOWS FROM INVESTING ACTIVITIES
Investment in property, plant and equipment	(19.3)	(20.0)	(12.5)			(51.8)
Investments in acquired businesses, net of cash acquired	(3.8)	(16.6)				(20.4)
Payments on seller notes	(11.5)	(10.4)	(14.8)			(36.7)
Other, net

Net cash used in investing activities	(34.6)	(47.0)	(27.3)			(108.9)

CASH FLOWS FROM FINANCING ACTIVITIES
Net repayments under revolving and bank lines of credit			(17.6)			(17.6)
Net repayments under term loans	(18.0)		(44.4)			(62.4)
Issuance of 8 5/8% senior subordinated notes, net of issuance fees
Financing and issuance fees	(0.4)					(0.4)
Cash received from exercise of stock options	21.4					21.4
Intercompany financing	3.4	(56.7)	53.3

Net cash provided by (used in) financing activities	6.4	(56.7)	(8.7)			(59.0)
Effect of exchange rate changes on cash			6.1			6.1

Net increase (decrease) in cash	77.4	(0.8)	(20.4)			56.2
Cash and cash equivalents, beginning of period	54.7	2.0	43.0			99.7

Cash and cash equivalents, end of period	$132.1	$1.2	$22.6	$		$155.9

The Scotts Company

Balance Sheet

As of September 30, 2003

(in millions)

	Parent	Subsidiary Guarantors	Non- Guarantors	Eliminations		Consolidated
ASSETS
Current Assets:
Cash and cash equivalents	$132.1	$1.2	$22.6	$		$155.9
Accounts receivable, net	103.3	99.8	81.6			284.7
Inventories, net	143.6	50.4	82.1			276.1
Current deferred tax asset	56.8	0.4	(0.3)			56.9
Prepaid and other assets	16.2	3.2	17.2			36.6

Total current assets	452.0	155.0	203.2			810.2
Property, plant and equipment, net	206.8	90.6	40.8			338.2
Goodwill and intangible assets, net	26.3	576.1	233.1			835.5
Other assets	44.8	1.5	(2.3)			44.0
Investment in affiliates	1,066.3				(1,066.3)
Intracompany assets		275.2			(275.2)

Total assets	$1,796.2	$1,098.4	$474.8		$(1,341.5)	$2,027.9

LIABILITIES AND SHAREHOLDERS’ EQUITY
Current Liabilities:
Current portion of debt	$38.9	$9.9	$6.6	$		$55.4
Accounts payable	70.0	27.0	80.8			177.8
Accrued liabilities	111.4	25.8	65.9			203.1
Accrued taxes	7.6	2.3	(0.4)			9.5

Total current liabilities	227.9	65.0	152.9			445.8
Long-term debt	603.8	9.7	88.7			702.2
Other liabilities	137.2		14.5			151.7
Intracompany liabilities	99.1		176.1		(275.2)

Total liabilities	1,068.0	74.7	432.2		(275.2)	1,299.7
Shareholders’ Equity:
Investment from parent		510.7	65.3		(576.0)
Common shares, no par value per share, $.01 stated value per share, issued 32.0 shares in 2003	0.3					0.3
Capital in excess of stated value	390.1					390.1
Retained earnings	398.6	514.8	2.8		(517.6)	398.6
Treasury stock
Accumulated other comprehensive income	(60.8)	(1.8)	(25.5)		27.3	(60.8)

Total shareholders’ equity	728.2	1,023.7	42.6		(1,066.3)	728.2

Total liabilities and shareholders’ equity	$1,796.2	$1,098.4	$474.8		$(1,341.5)	$2,027.9

The Scotts Company

Statement of Operations

for the fiscal year ended September 30, 2002

(in millions)

	Parent	Subsidiary Guarantors	Non- Guarantors	Eliminations		Consolidated
Net sales	$899.4	$448.5	$400.8	$		$1,748.7
Cost of sales	611.0	230.5	270.6			1,112.1
Restructuring and other charges	1.5		0.2			1.7

Gross profit	286.9	218.0	130.0			634.9
Gross commission earned from marketing agreement	37.2		2.4			39.6
Contribution expenses under marketing agreement	23.4					23.4

Net commission earned from marketing agreement	13.8		2.4			16.2
Advertising	47.1	16.2	18.9			82.2
Selling, general and administrative	198.9	47.7	83.0			329.6
Restructuring and other charges	1.9	0.6	3.9			6.4
Amortization of intangible assets	0.4	1.7	3.6			5.7
Equity (income) loss in subsidiaries	(71.0)				71.0
Intercompany allocations	(21.7)	13.3	8.4
Other income, net	(1.2)	(5.3)	(5.5)			(12.0)

Income (loss) from operations	146.3	143.8	20.1		(71.0)	239.2
Interest (income) expense	73.0	(14.3)	17.6			76.3

Income (loss) before income taxes	73.3	158.1	2.5		(71.0)	162.9
Income taxes	2.1	58.9	0.9			61.9

Income (loss) before cumulative effect of accounting change	71.2	99.2	1.6		(71.0)	101.0
Cumulative effect of change in accounting for intangible assets, net of tax	11.3	(3.3)	(26.5)			(18.5)

Net income (loss)	$82.5	$95.9	$(24.9)		$(71.0)	$82.5

The Scotts Company

Statement of Cash Flows

for the fiscal year ended September 30, 2002

(in millions)

	Parent	Subsidiary Guarantors	Non- Guarantors	Eliminations		Consolidated
CASH FLOWS FROM OPERATING ACTIVITIES
Net income (loss)	$82.5	$95.9	$(24.9)		$(71.0)	$82.5
Adjustments to reconcile net income (loss) to net cash provided by operating activities:
Cumulative effect of change in accounting for intangible assets, pre-tax		3.3	26.5			29.8
Stock-based compensation expense
Depreciation	18.3	9.2	6.9			34.4
Amortization	3.8	1.7	3.6			9.1
Deferred taxes	21.2					21.2
Equity income in subsidiaries	(71.0)				71.0
Restructuring and other charges
Changes in assets and liabilities, net of acquired businesses:
Accounts receivable	(3.9)	(27.3)	2.2			(29.0)
Inventories	92.8	3.7	2.9			99.4
Prepaid and other current assets	(0.3)	(0.4)	(2.0)			(2.7)
Accounts payable	(15.3)	(2.4)	0.7			(17.0)
Accrued taxes and liabilities	1.3	9.5	0.9			11.7
Restructuring reserves	(20.5)	0.7	(8.1)			(27.9)
Other assets	(14.9)	4.1	6.3			(4.5)
Other liabilities	32.4	0.2	1.0			33.6
Other, net	(10.6)	(0.4)	(5.3)			(16.3)

Net cash provided by operating activities	115.8	97.8	10.7			224.3

CASH FLOWS FROM INVESTING ACTIVITIES
Investment in property, plant and equipment	(34.1)	(17.3)	(5.6)			(57.0)
Investments in acquired businesses, net of cash acquired		(31.0)				(31.0)
Payments on seller notes	(2.1)	(18.5)	(11.4)			(32.0)
Other, net			7.0			7.0

Net cash used in investing activities	(36.2)	(66.8)	(10.0)			(113.0)

CASH FLOWS FROM FINANCING ACTIVITIES
Net repayments under revolving and bank lines of credit	(1.8)		(95.8)			(97.6)
Net repayments under term loans	(1.0)		(30.9)			(31.9)
Issuance of 8 5/8% senior subordinated notes, net of issuance fees	70.2					70.2
Financing and issuance fees	(2.2)					(2.2)
Cash received from exercise of stock options	19.7					19.7
Intercompany financing	(113.2)	(30.0)	143.2

Net cash provided by (used in) financing activities	(28.3)	(30.0)	16.5			(41.8)
Effect of exchange rate changes on cash			11.5			11.5

Net increase (decrease) in cash	51.3	1.0	28.7			81.0
Cash and cash equivalents, beginning of period	3.4	1.0	14.3			18.7

Cash and cash equivalents, end of period	$54.7	$2.0	$43.0	$		$99.7

The Scotts Company

Balance Sheet

As of September 30, 2002

(in millions)

	Parent	Subsidiary Guarantors	Non- Guarantors	Eliminations		Consolidated
ASSETS
Current Assets:
Cash and cash equivalents	$54.7	$2.0	$43.0	$		$99.7
Accounts receivable, net	97.3	86.3	66.3			249.9
Inventories, net	144.1	42.8	82.2			269.1
Current deferred tax asset	74.6					74.6
Prepaid and other assets	17.0	3.7	16.1			36.8

Total current assets	387.7	134.8	207.6			730.1
Property, plant and equipment, net	212.7	72.3	44.2			329.2
Goodwill and intangible assets, net	26.4	534.6	230.7			791.7
Other assets	43.6	2.1	4.7			50.4
Investment in affiliates	941.6				(941.6)
Intracompany assets	182.1	204.4			(386.5)

Total assets	$1,794.1	$948.2	$487.2		$(1,328.1)	$1,901.4

LIABILITIES AND SHAREHOLDERS’ EQUITY
Current Liabilities:
Current portion of debt	$65.1	$9.5	$23.6	$		$98.2
Accounts payable	59.9	17.0	57.1			134.0
Accrued liabilities	111.7	27.9	66.8			206.4
Accrued taxes	14.2	2.4	(3.4)			13.2

Total current liabilities	250.9	56.8	144.1			451.8
Long-term debt	606.0	7.7	117.5			731.2
Other liabilities	97.9	1.3	25.3			124.5
Intracompany liabilities	245.4		141.1		(386.5)

Total liabilities	1,200.2	65.8	428.0		(386.5)	1,307.5
Shareholders’ Equity:
Investment from parent		471.0	77.4		(548.4)
Common shares, no par value per share, $.01 stated value per share, issued 31.3 shares in 2002	0.3					0.3
Capital in excess of stated value	398.6					398.6
Retained earnings	294.8	413.8	3.7		(417.5)	294.8
Treasury stock	(41.8)					(41.8)
Accumulated other comprehensive income (loss)	(58.0)	(2.4)	(21.9)		24.3	(58.0)

Total shareholders’ equity	593.9	882.4	59.2		(941.6)	593.9

Total liabilities and shareholders’ equity	$1,794.1	$948.2	$487.2		$(1,328.1)	$1,901.4

The Scotts Company

Statement of Operations

for the fiscal year ended September 30, 2001

(in millions)

	Parent	Subsidiary Guarantors	Non- Guarantors	Eliminations		Consolidated
Net sales	$894.2	$421.3	$354.9	$		$1,670.4
Cost of sales	608.4	238.8	219.5			1,066.7
Restructuring and other charges	2.5	1.0	3.8			7.3

Gross profit	283.3	181.5	131.6			596.4
Gross commission earned from marketing agreement	34.6		4.5			39.1
Contribution expenses under marketing agreement	16.9		1.4			18.3

Net commission earned from marketing agreement	17.7		3.1			20.8
Advertising	59.9	2.6	26.6			89.1
Selling, general and administrative	194.5	38.5	91.1			324.1
Restructuring and other charges	47.5	11.0	9.9			68.4
Amortization of intangible assets	1.7	16.4	9.6			27.7
Equity (income) loss in subsidiaries	(61.7)				61.7
Intercompany allocations	1.0	(9.1)	8.1
Other (income) expense, net	(3.5)	(3.8)	(1.2)			(8.5)

Income (loss) from operations	61.6	125.9	(9.4)		(61.7)	116.4
Interest (income) expense	78.4	(14.2)	23.5			87.7

Income (loss) before income taxes	(16.8)	140.1	(32.9)		(61.7)	28.7
Income taxes (benefit)	(32.3)	60.5	(15.0)			13.2

Income (loss) before cumulative effect of accounting change	15.5	79.6	(17.9)		(61.7)	15.5
Cumulative effect of change in accounting for intangible assets, net of tax

Net income (loss)	$15.5	$79.6	$(17.9)		$(61.7)	$15.5

The Scotts Company

Statement of Cash Flows

for the fiscal year ended September 30, 2001

(in millions)

	Parent	Subsidiary Guarantors	Non- Guarantors	Eliminations		Consolidated
CASH FLOWS FROM OPERATING ACTIVITIES
Net income (loss)	$15.5	$79.6	$(17.9)		$(61.7)	$15.5
Adjustments to reconcile net income (loss) to net cash (used in) provided by operating activities:
Cumulative effect of change in accounting for intangible assets, pre-tax
Stock-based compensation
Depreciation	15.5	9.1	8.0			32.6
Amortization	1.9	16.4	12.7			31.0
Deferred taxes	(19.9)					(19.9)
Equity income in subsidiaries	(61.7)				61.7
Restructuring and other charges	13.2	14.5				27.7
Changes in assets and liabilities, net of acquired businesses:
Accounts receivable	0.4	(13.1)	(1.5)			(14.2)
Inventories	(48.9)	(6.3)	(13.3)			(68.5)
Prepaid and other current assets	28.7	(2.0)	4.7			31.4
Accounts payable	(6.5)	(3.2)	6.9			(2.8)
Accrued taxes and liabilities	32.6	(72.1)	16.8			(22.7)
Restructuring reserves	13.3	11.4	12.6			37.3
Other assets	(3.9)	13.3	(3.3)			6.1
Other liabilities	1.6	(10.9)	16.9			7.6
Other, net	10.4	0.4	(6.2)			4.6

Net cash (used in) provided by operating activities	(7.8)	37.1	36.4			65.7

CASH FLOWS FROM INVESTING ACTIVITIES
Investment in property, plant and equipment	(41.8)	(13.5)	(8.1)			(63.4)
Investments in acquired businesses, net of cash acquired		(26.5)				(26.5)
Payments on seller notes		(1.9)	(9.2)			(11.1)

Net cash used in investing activities	(41.8)	(41.9)	(17.3)			(101.0)

CASH FLOWS FROM FINANCING ACTIVITIES
Net borrowings under revolving and bank lines of credit	59.5		2.2			61.7
Net repayments under term loans	(55.7)					(55.7)
Issuance of 8 5/8% senior subordinated notes, net of issuance fees
Financing and issuance fees	(1.6)					(1.6)
Cash received from exercise of stock options	17.0					17.0
Intercompany financing	17.8	5.9	(23.7)

Net cash provided by (used in) financing activities	37.0	5.9	(21.5)			21.4
Effect of exchange rate changes on cash			(0.4)			(0.4)

Net increase (decrease) in cash	(12.6)	1.1	(2.8)			(14.3)
Cash and cash equivalents, beginning of period	16.0	(0.1)	17.1			33.0

Cash and cash equivalents, end of period	$3.4	$1.0	$14.3	$		$18.7

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS

(a) None required.

(b) None required.

(c) Exhibits—None.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

THE SCOTTS COMPANY

Date: January 8, 2004	By:	/s/ Christopher L. Nagel

Christopher L. Nagel, Executive Vice President and Chief Financial Officer